UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2011

CENTURY PROPERTIES FUND XVII, LP

(Exact name of Registrant as specified in its charter)

Delaware	0-11137	94-2782037
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry Into a Material Definitive Agreement.

Please see the description under Item 2.03 below.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

Century Properties Fund XVII, LP (the “Registrant”), a Delaware limited partnership, owns a 100% interest in CPF Creekside LLC, a Delaware limited liability company (the “Company”). The Company owns Creekside Apartments (“Creekside Apartments”), a 328-unit apartment complex located in Denver, Colorado. On May 2, 2011, the Company refinanced the mortgage debt encumbering Creekside Apartments.  The refinancing resulted in the replacement of the existing mortgage loan, which at the time of refinancing had a principal balance of approximately $14,087,000, with a new mortgage loan in the principal amount of $12,869,000.   The new loan bears interest at a rate of 5.59% per annum and requires monthly payments of principal and interest of approximately $74,000 beginning on July 1, 2011, through the June 1, 2021 maturity date.  The new mortgage loan has a balloon payment of approximately $10,673,000 due at maturity. The Company may prepay the mortgage at any time with 30 days written notice to the lender, subject to a prepayment penalty.

In connection with the refinancing, the Company received a loan of approximately $2,325,000 from an affiliate of the Managing General Partner of the Registrant (the “Affiliate Loan”).  The Affiliate Loan proceeds and the proceeds from the new mortgage loan were used to pay in full the existing mortgage loan encumbering Creekside Apartments, a prepayment penalty of approximately $874,000 and other loan closing costs.  The Affiliate Loan is unsecured and bears interest at a rate of prime plus 2.00%.

In accordance with the terms of the loan agreement, payment of the loan may be accelerated at the option of the lender if an event of default, as defined in the loan agreement, occurs.  Events of default include nonpayment of monthly principal and interest by the due date and nonpayment of amounts outstanding on or before the maturity date and the occurrence of any breach or default in performance of any of the covenants or agreements made by the Company.

The foregoing description is qualified in its entirety by the Multifamily Note, a copy of which is filed as an exhibit to this report.

Item 9.01   Financial Statements and Exhibits

(d) Exhibit

10.21       Multifamily Note-CME, dated May 2, 2011, between CPF Creekside LLC, a Delaware limited liability company, and Keycorp Real Estate Capital Markets, Inc., an Ohio corporation.*

*Schedules and supplemental materials to the exhibit have been omitted but will be provided to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY PROPERTIES FUND XVII, LP

By:  Fox Partners

Its General Partner

By:  Fox Capital Management Corporation

Its Managing General Partner

By:  /s/Stephen B. Waters

Stephen B. Waters

Senior Director of Partnership Accounting

Date: May 6, 2011